March 29, 2007

                                                                     OHS DRAFT DATED 3/27/2007

DATE:                               March 29, 2007
TO:                                 Deutsche Bank Trust Company Americas, not in its
                                    individual capacity but solely as Supplemental
                                    Interest Trust Trustee for the benefit of RALI
                                    Series 2007-QH3 Supplemental Interest Trust, acting
                                    on behalf of the Class A Certificateholders and the
                                    Class M Certificateholders under the Pooling and
                                    Servicing Agreement identified below ("PARTY A")

ATTENTION:                          RALI Series 2007-QH3

FROM:                               Deutsche Bank Trust Company Americas, not in its
                                    individual capacity but solely as Supplemental
                                    Interest Trust Trustee for the benefit of RALI
                                    Series 2007-QH3 Supplemental Interest Trust, acting
                                    on behalf of the Class SB Certificateholders under
                                    the Pooling and Servicing Agreement identified below
                                    ("PARTY B")

SUBJECT:                            Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The  purpose  of  this  letter  agreement  (the  "Agreement")  is to  confirm  the  terms  and
conditions  of  the  Transaction   entered  into  on  the  Trade  Date  specified  below  (the
"Transaction")  between Party A and Party B. This  Agreement,  which  evidences a complete and binding  agreement  between  you and us to enter into the  Transaction  on the terms set forth below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.      This  Agreement  is  subject  to and  incorporates  the  2000  ISDA  Definitions  (the
"Definitions"),  as published by the  International  Swaps and Derivatives  Association,  Inc.
("ISDA").  You and we have  agreed  to enter  into this  Agreement  in lieu of  negotiating  a
Schedule to the 1992 ISDA Master Agreement  (Multicurrency-Cross  Border) form (the "ISDA Form
Master  Agreement")  but,  rather,  an ISDA Form Master Agreement shall be deemed to have been executed  by you and us on the date we  entered  into  the  Transaction.  In the  event of any inconsistency  between the provisions of this  Agreement and the  Definitions or the ISDA Form
Master  Agreement,  this Agreement shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the series supplement (the "Series  Supplement"),  dated as of March 1, 2007,  to the standard  terms of pooling and servicing  agreement,  dated as of
December  1,  2006 (the  "Standard  Terms",  and  together  with the  Series  Supplement,  the
"Pooling and Servicing  Agreement"),  among  Residential  Accredit Loans,  Inc., as depositor,
Residential  Funding  Company,  LLC,  as master  servicer,  and  Deutsche  Bank Trust  Company
Americas,  as trustee.  Each  reference to a "Section" or to a "Section"  "of this  Agreement"
will be  construed as a reference  to a Section of the 1992 ISDA Form Master  Agreement.  Each
capitalized  term used  herein  that is not  defined  herein  or in the 1992 ISDA Form  Master
Agreement   shall  have  the  meaning   defined  in  the  Pooling  and  Servicing   Agreement.
Notwithstanding  anything  herein to the  contrary,  should any  provision  of this  Agreement conflict  with any  provision of the Pooling and  Servicing  Agreement,  the  provision of the
Pooling and Servicing Agreement shall apply.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

            Trade Date:
            Effective Date:
            Termination Date:               April 25, 2037 subject to  adjustment in accordance
                                            with the Business Day Convention.
            Business Days:                  California, Minnesota, Texas, New York, Illinois.
            Business Day Convention:        Following.
            PARTY A PAYMENTS:
            Party A Payment Dates:          Each   Distribution  Date  under  the  Pooling  and
                                            Servicing Agreement.
            Party A Payment Amounts:        On each Party A Payment Date,  the amount,  if any,
                                            equal to the aggregate  amount of Net Swap Payments
                                            and  Swap  Termination  Payments  owed to the  Swap
                                            Counterparty  remaining unpaid after application of
                                            the  sum  of  (A)  from  the   REMIC  I   Available
                                            Distribution Amount (less the amount  distributable
                                            on such  Distribution  Date in  respect of REMIC IV
                                            Regular  Interest IO) that would have  remained had
                                            the REMIC I  Available  Distribution  Amount  (less
                                            the amount  distributable on such Distribution Date
                                            in respect of REMIC IV  Regular  Interest  IO) been
                                            applied  on such  Distribution  Date  to  make  the
                                            distributions  for  such  Distribution  Date  under
                                            Section 4.02(c)  clauses  (i)  through  (ix) of the
                                            Pooling  and  Servicing  Agreement,  the sum of (I)
                                            Accrued   Certificate   Interest  on  the  Class SB
                                            Certificates,     (II) the     amount     of    any
                                            Overcollateralization  Reduction  Amount  and (III)
                                            for each  Distribution  Date after the  Certificate
                                            Principal   Balance   of  each   Class  of  Class A
                                            Certificates  and  Class M  Certificates  has  been
                                            reduced to zero, the Overcollateralization  Amount,
                                            (B)  from  prepayment  charges  on  deposit  in the
                                            Certificate    Amount,   any   prepayment   charges
                                            received on the  Mortgage  Loans during the related
                                            Prepayment Period and (C) the amount  distributable
                                            on  such   Distribution  Date  in  respect  of  the
                                            REMIC IV Regular Interest IO.
            PARTY B PAYMENTS:
            Party B Payment Dates:          Each   Distribution  Date  under  the  Pooling  and
                                            Servicing Agreement
            Party B Payment Amounts:        On each Party B Payment  Date,  an amount  equal to
                                            the  lesser  of  (a)  the  Available   Distribution
                                            Amount  remaining on such  Distribution  Date after
                                            the  distributions on such  Distribution Date under
                                            Section 4.02(c)  clauses  (i)  through  (vi) of the
                                            Pooling  and   Servicing   Agreement   and  (b) the
                                            aggregate  unpaid Basis Risk  Shortfalls  allocated
                                            to the Class A  Certificateholders  and the Class M
                                            Certificateholders for such Distribution Date.
3.      Additional  Provisions:  Each party hereto is hereby advised and acknowledges that the
other  party  has  engaged  in  (or  refrained   from  engaging  in)   substantial   financial
transactions  and has taken (or  refrained  from taking)  other  material  actions in reliance upon the  entry by the  parties  into the  Transaction  being  entered  into on the  terms and conditions  set  forth  herein  and in  the  ISDA  Form  Master  Agreement  relating  to  such
Transaction, as applicable.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)      Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)     "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)     "Specified  Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c)     The  "Cross  Default"  provisions  of Section  5(a)(vi)  shall not apply to Party A or
               Party B.

(d)     The "Credit Event Upon Merger"  provisions of Section 5(b)(iv) will not apply to Party
               A or Party B.

(e)     With  respect  to  Party  A  and  Party  B,  the  "Bankruptcy"  provision  of  Section
               5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f)     The "Automatic Early Termination"  provision of Section 6(a) will not apply to Party A or to Party B.

(g)     Payments  on Early  Termination.  For the  purpose  of  Section  6(e) of the ISDA Form
               Master Agreement:

(i)     Market Quotation will apply.

(ii)    The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i)     The provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party
               A or Party B.

(j)     Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master
               Agreement  shall not apply to Party A and Party A shall not be  required to pay any additional amounts referred to therein.

2)      Tax Representations.

(a)     Payer  Representations.  For the  purpose  of  Section  3(e) of the ISDA  Form  Master
               Agreement, each of Party A and Party B will make the following representations:

                             It is not required by any  applicable  law, as modified by
                             the   practice  of  any  relevant   governmental   revenue
                             authority,  of  any  Relevant  Jurisdiction  to  make  any deduction  or  withholding  for or on  account  of any Tax from  any  payment  (other  than  interest  under  Section
                             2(e),   6(d)(ii)   or  6(e)  of  the  ISDA   Form   Master
                             Agreement)  to be  made  by it to the  other  party  under this  Agreement.  In making  this  representation,  it may rely on:

(i)     the accuracy of any  representations  made by the other party pursuant to Section 3(f)
                      of the ISDA Form Master Agreement;

(ii)    the  satisfaction of the agreement  contained in Sections  4(a)(i) or 4(a)(iii) of the
                      ISDA Form Master  Agreement  and the accuracy and  effectiveness  of any document  provided  by the other party  pursuant to Sections  4(a)(i) or
                      4(a)(iii) of the ISDA Form Master Agreement; and

(iii)   the  satisfaction of the agreement of the other party contained in Section 4(d) of the
                      ISDA Form Master  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document under Section  4(a)(iii)
                      by reason of material prejudice to its legal or commercial position.

(b)     Payee  Representations.  For the  purpose  of  Section  3(f) of the ISDA  Form  Master
               Agreement, Party A and Party B make the following representations: None

3)      Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)     Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO     FORM/DOCUMENT/                    DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                       BE DELIVERED
Party A and Party B   Any documents required            Promptly after the earlier of
                      or reasonably requested           (i) reasonable demand by either party
                      to allow the other party          or (ii) actual knowledge that such form
                      to make payments under            or document is required
                      this Agreement without
                      any deduction or
                      withholding for or on
                      the account of any Tax
                      or with such deduction
                      or withholding at a
                      reduced rate

(2)     Other documents to be delivered are:

PARTY REQUIRED           FORM/DOCUMENT/                 DATE BY WHICH TO    COVERED BY
TO DELIVER               CERTIFICATE                    BE DELIVERED        SECTION 3(D)
DOCUMENT                                                                    REPRESENTATION
Party A and Party B      Any documents required by      Upon execution      Yes
                         the receiving party to         and delivery of
                         evidence the authority of      this Agreement
                         the delivering party for it    and such
                         to execute and deliver this    Confirmation
                         Agreement, any Confirmation
                         to which it is a party, and
                         to evidence the authority of
                         the delivering party to
                         perform its obligations
                         under this Agreement and
                         such Confirmation.
Party A and Party B      A certificate of an            Upon the            Yes
                         authorized officer of the      execution and
                         party, as to the incumbency    delivery of this
                         and authority of the           Agreement and
                         respective officers of the     such Confirmation
                         party signing this Agreement

4)      Miscellaneous.  Miscellaneous

(a)     Address for Notices: For the purposes of Section 12(a) of this Agreement:

                             Address for notices or communications to Party A:

        Address:            RALI Series 2007-QH3 Trust,
                            acting through Deutsche Bank Trust Company Americas
                            not in its individual capacity
                            but solely in its capacity as
                            Supplemental Interest Trust
                            Trustee for the benefit of the
                            RALI Series 2007-QH3 Supplemental Interest Trust
                            Attn:   RALI Series 2007-QH3 Trust
                            Fax:    714-247-6285

        with a copy to:     Residential Funding Company, LLC
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437
        Attention:          Steve Milstein
        Facsimile:          301-664-6901

        (For all purposes)

        Address for notices or communications to Party B:
        Address:            RALI Series 2007-QH3 Trust,
                            acting through Deutsche Bank Trust Company Americas
                            not in its individual capacity
                            but solely in its capacity as
                            Supplemental Interest Trust Trustee for the benefit of the
                            RALI Series 2007-QH3 Supplemental Interest Trust
                            Attn:   RALI Series 2007-QH3 Trust
                            Fax:    714-247-6285

        with a copy to:     Residential Funding Company, LLC
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437
        Attention:          Steve Milstein
        Facsimile No.:      301-664-6901

        (For all purposes)

(b)     Process Agent. For the purpose of Section 13(c):

               Party A:                   Not Applicable
               Party B:                   Not Applicable

(c)     Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither
               Party A nor Party B have any  Offices  other  than as set forth in the  Notices
               Section.

(d)     Multibranch  Party.  For  the  purpose  of  Section  10(c)  of the  ISDA  Form  Master
               Agreement, neither Party A nor Party B is a Multibranch. Party.

(e)     Calculation Agent. The Calculation Agent is Party B.

(f)     Credit Support Document.

                             Not Applicable

(g)     Credit Support Provider.

                             Not Applicable

(h)     Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the
               State of New York  shall  govern  their  rights  and  duties in whole,  without regard to the conflict of law  provision  thereof,  other than New York General
               Obligations Law Sections 5-1401 and 5-1402.

(i)     Non-Petition.  Party A and Party B each hereby irrevocably and unconditionally  agrees that it will not  institute  against,  or join any other person in  instituting against or cause any other  person to institute  against  RALI Series  2007-QH3
               Trust, Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QH3, or
               the other party any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar  proceeding  under  the  laws  of  the  United  States,  or  any  other jurisdiction  for the  non-payment  of any  amount due  hereunder  or any other reason until the payment in full of the  Certificates  and the  expiration of a period of one year plus ten days (or,  if  longer,  the  applicable  preference period) following such payment.

(j)     Severability.  If any term, provision,  covenant,  or condition of this Agreement,  or the  application  thereof  to any  party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and  conditions  hereof shall continue in full force and effect as if this  Agreement  had been  executed  with the invalid or unenforceable  portion  eliminated,  so long as this  Agreement  as so modified continues to express,  without material change, the original  intentions of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion  of  this  Agreement  will  not  substantially  impair  the  respective benefits or expectations of the parties.

                      The  parties  shall  endeavor  to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or condition with a valid  or  enforceable  term,  provision,  covenant  or  condition,  the economic  effect of which  comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)     Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any  time  and  from  time  to  time,  by  the  other  party  of  any  and  all communications  between  officers  or  employees  of the  parties,  waives  any further  notice of such  monitoring  or  recording,  and  agrees to notify  its officers and employees of such monitoring or recording.

(l)     Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in  respect  of any  Proceedings  relating  to this
               Agreement or any Credit Support Document.

(m)     Set-Off  Notwithstanding  any  provision of this  Agreement  or any other  existing or future agreement,  each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder against  any  obligation  between  it and  the  other  party  under  any  other agreements.  The  provisions  for Set-off set forth in Section 6(e) of the ISDA
               Form Master Agreement shall not apply for purposes of this Transaction.

(n)     This Agreement may be executed in several counterparts,  each of which shall be deemed an  original  but all of  which  together  shall  constitute  one and the  same instrument.

(o)     Supplemental Interest Trust Trustee Liability Limitations.  It is expressly understood and agreed by the  parties  hereto  that (a) this  Agreement  is  executed  and delivered  by  Deutsche  Bank  Trust  Company  Americas,  not  individually  or personally  but solely as  Supplemental  Interest  Trust Trustee of Party A and
               Party B, in the exercise of the powers and  authority  conferred  and vested in it and that Deutsche Bank Trust Company  Americas  shall perform its duties and obligations  hereunder  in  accordance  with the  standard of care set forth in
               Article  VIII  of  the  Pooling  and  Servicing  Agreement,  (b)  each  of  the representations,  undertakings and agreements  herein made on the part of Party
               A  and  Party  B  is  made  and  intended  not  as  personal   representations,
               undertakings  and  agreements by Deutsche  Bank Trust  Company  Americas but is made and  intended  for the  purpose of  binding  only Party A and Party B, (c)
               nothing  herein  contained  shall be  construed  as creating  any  liability on
               Deutsche Bank Trust Company  Americas,  individually or personally,  to perform any covenant either expressed or implied contained herein,  all such liability, if  any,  being  expressly  waived  by the  parties  hereto  and by any  Person claiming  by,  through or under the parties  hereto;  provided  that nothing in this  paragraph  shall  relieve  Deutsche  Bank  Trust  Company  Americas  from performing  its duties and  obligations  hereunder  and under the  Pooling  and
               Servicing  Agreement in accordance with the standard of care set forth therein, and (d) under no  circumstances  shall Deutsche Bank Trust Company  Americas be personally  liable for the payment of any  indebtedness  or expenses of Party A or  Party  B or be  liable  for  the  breach  or  failure  of  any  obligation, representation,  warranty or covenant  made or undertaken by Party A or Party B under this Agreement or any other related documents;  provided, that nothing in this  paragraph  shall  relieve  Deutsche  Bank  Trust  Company  Americas  from performing  its duties and  obligations  hereunder  and under the  Pooling  and
               Servicing  Agreement in  accordance  with the standard of care set forth herein and therein.

5)      "Affiliate".  Party A and  Party B shall be  deemed  to not have  any  Affiliates  for purposes of this Agreement, including for purposes of Section 6(b)(ii).

6)      Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

                             "(g)   Relationship Between Parties.

        Each party  represents  to the other  party on each date when it enters  into a
        Transaction that:--

(1)     Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party  regarding the Transaction  (whether  written or oral),  other than the  representations expressly made in this Agreement or the  Confirmation in respect of that  Transaction and (ii)
it has consulted with its own legal,  regulatory,  tax,  business,  investment,  financial and accounting  advisors  to the  extent  it  has  deemed  necessary,  and it  has  made  its  own investment,  hedging and trading  decisions  based upon its own  judgment  and upon any advice from such  advisors as it has deemed  necessary  and not upon any view  expressed by the other party.

(2)     Evaluation and Understanding.

(i)     It has the  capacity  to  evaluate  (internally  or through  independent  professional advice) the  Transaction  and has made its own decision to enter into the  Transaction and has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

(ii)    It understands  the terms,  conditions and risks of the Transaction and is willing and able to accept  those  terms  and  conditions  and to  assume  those  risks,  financially  and otherwise.

(3)     Purpose.  It is  entering  into the  Transaction  for the  purposes  of  managing  its borrowings or  investments,  hedging its  underlying  assets or  liabilities  or in connection with a line of business.

(4)     Status of Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

(5)     Eligible  Contract  Participant.  It is an "eligible swap participant" as such term is defined in Section  35.1(b)(2) of the  regulations  (17 C.F.R 35)  promulgated  under,  and it constitutes an "eligible  contract  participant"  as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)      Account Details and Settlement Information:

                      PAYMENTS TO PARTY A:
                      Deutsche Bank Trust Company Americas
                      ABA Number: 021-001-003
                      Account Number: 01419663
                      Account Name: NYLTD Funds Control - Stars West
                      Ref: RALI 2007-QH3 Swap
                      PAYMENTS TO PARTY B:
                      Deutsche Bank Trust Company Americas
                      ABA Number: 021-001-003
                      Account Number: 01419663
                      Account Name: NYLTD Funds Control - Stars West
                      Ref: RALI 2007-QH3 Swap
Please sign and return to us a copy of this Agreement.

                                            Very truly yours,
                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its
                                            individual capacity but solely as Supplemental
                                            Interest Trust Trustee for the benefit of RALI
                                            Series 2007-QH3 Supplemental Interest Trust,
                                            acting on behalf of the Class SB
                                            Certificateholders

                                            By:           /s/ Amy Stoddard
                                                   Name:  Amy Stoddard
                                                   Title: Authorized Signer

                                            AGREED AND ACCEPTED AS OF THE TRADE DATE
                                            DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its
                                            individual capacity but solely as Supplemental
                                            Interest Trust Trustee for the benefit of RALI
                                            Series 2007-QH3 Supplemental Interest Trust,
                                            acting on behalf of the Class A
                                            Certificateholders, and the Class M
                                            Certificateholders

                                            By:           /s/ Amy Stoddard
                                                   Name:  Amy Stoddard
                                                   Title: Authorized Signer